OTHER LIABILITIES	12 Months Ended
Dec. 31, 2025
OTHER LIABILITIES
Other liabilities	NOTE 18 – OTHER LIABILITIES

USDm	2025	2024	2023
Accrued operating expenses	16.9	22.7	17.8
Accrued interest	11.1	11.3	2.1
Wages and social expenses	21.6	19.0	22.4
Accrued administration expenses	4.1	2.6	1.9
Derivative financial instruments	3.4	2.5	2.8
EU Emission Allowances	10.3	5.2	—
Other	4.2	0.9	1.2
Balance as of December 31	71.6	64.2	48.2

Hereof non-current	3.3	2.9	3.0
Hereof current	68.3	61.3	45.2
The carrying amount is a reasonable approximation of fair value due to the short-term nature of the payable. Please refer to Note 25 for further information on fair value hierarchies.
Accounting Policies
Other liabilities are generally measured at amortized cost. Derivative financial instruments included in other liabilities are measured at fair value.